Exhibit 10.2

                                                                UST Seq. No. 446



                    UNITED STATES DEPARTMENT OF THE TREASURY
                          1500 Pennsylvania Avenue, NW
                             Washington, D.C. 20220


                                December 31, 2008

Ladies and Gentlemen:

     Reference is made to that certain Letter Agreement incorporating the Securities Purchase Agreement - Standard Terms dated of as of the date of this letter agreement (the "Securities Purchase Agreement") between United States Department of Treasury ("Investor") and the company named on the signature page hereto (the "Company"). Investor and the Company desire to amend the Securities Purchase Agreement as follows:

         1. Section 2.1(a) of the Securities Purchase Agreement is amended to read in its entirety as follows:

                  "(a) [Intentionally Omitted.]"

         2. Section 2.1(c) of the Securities Purchase Agreement is amended to read in its entirety as follows:

                  "(c) "Previously Disclosed" means information set forth or incorporated in the Company's Annual Report on Form 10-K for the most recently completed fiscal year of the Company filed with the Primary Federal Securities Regulator prior to the execution and delivery of this Agreement (the "Last Fiscal Year") or in its other reports and forms filed with or furnished to the Primary Federal Securities Regulator as contemplated under Sections 13(a), 14(a) or 15(d) of the Exchange Act on or after the last day of the Last Fiscal Year and prior to the execution and delivery of this Agreement. "Primary Federal Securities Regulator" means the SEC or the primary federal bank regulator with which the Company files its reports, registration statements, proxy statements and other filings under the Exchange Act. If the Company is required to make filings with a Primary Federal Securities Regulator other than the SEC, all references in this Agreement to the SEC shall be deemed to refer to the Company's Primary Federal Securities Regulator."

     From and after the date hereof, each reference in the Securities Purchase Agreement to "this Agreement" or words of like import shall mean and be a reference to the Agreement (as defined in the Securities Purchase Agreement) as amended by this letter agreement and each reference in the Securities Purchase Agreement to "this Securities Purchase Agreement" or words of like import shall mean and be a reference to the Securities Purchase Agreement as amended by this letter agreement.

     This letter agreement will be governed by and construed in accordance with the federal law of the United States if and to the extent such law is applicable, and otherwise in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

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     This  letter   agreement   may  be  executed  in  any  number  of  separate
counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed sufficient as if actual signature pages had been delivered.

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     In witness whereof, the parties have duly executed this letter agreement as of the date first written above.

                                    UNITED STATES DEPARTMENT OF
                                     THE TREASURY


                                    By:/s/ Neel Kashkari
                                       -----------------------------------------
                                       Name: Neel Kashkari
                                       Title: Interim Assistant Secretary For
                                              Financial Stability


                                    FIRST BANKS, INC.


                                    By:/s/ Peter D. Wimmer
                                       -----------------------------------------
                                       Name: Peter D. Wimmer
                                       Title: Senior Vice President, General
                                              Counsel and Corporate Secretary